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                                                                   EXHIBIT 10.12

                               HOTJOBS.COM, LTD.
                            2000 STOCK OPTION PLAN


                                   ARTICLE I

                              GENERAL PROVISIONS
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          1.1.  Purpose of the Plan.  This 2000 Stock Option Plan is intended to promote the interests of HotJobs.com, Ltd., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or else to increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. The Plan is intended to qualify as a "broadly based" plan for purposes of the shareholder approval rules promulgated by the National Association of Securities Dealers for the NASDAQ stock market.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

          1.2. Administration of the Plan. (a) The following provisions shall govern the administration of the Plan:

               (i) The Board shall have the authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

               (ii) Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in such program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer such program with respect to all such persons.

          (b) Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

               (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

               (ii) to determine which eligible persons are to receive awards; the time or times when such awards are to be made; the number of shares to be covered by each such award; the vesting schedule (if any) applicable to the award; and the maximum term for which the option is to remain outstanding;

               (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

               (iv) to take such other discretionary actions as permitted pursuant to the terms of the Plan.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

          (c) Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.
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          (d) Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options under the Plan.

          1.3. Eligibility. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                    (i)  Employees,

                    (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          1.4. Stock Subject to the Plan. (a) The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 4 million shares of Common Stock.

          (b) Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          (c) If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, merger, reorganization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to

               (i) the maximum number and/or class of securities issuable under the Plan, and

               (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan.

Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

          (d) During the first three (3) years following the Plan Effective Date, at least a majority of the shares of Common Stock underlying options awarded under the Plan shall be awarded to employees who are not executive officers or directors of the Corporation.

                                  ARTICLE II

                      DISCRETIONARY OPTION GRANT PROGRAM

          2.1. Option Terms. Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. All options granted under the Plan shall be Non-Statutory Options. Each option granted under the Plan shall be evidenced by a written agreement (the "Award Agreement") executed by the Corporation and the Optionee. The Award Agreement shall be in such term and shall contain such provisions as the Program Administrators, in their sole discretion, determine.

          2.2.  Exercise Price.
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               (a) The exercise price per share shall be fixed by the Plan
Administrator at the time of the option grant.

          (b) The exercise price shall become immediately due upon exercise of the option and shall, subject to the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

               (i) through shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (A) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          2.3. Exercise and Term of Options. (a) Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

               (b) However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          2.4. Cessation of Service. (a) Except as otherwise provided in any Award Agreement, the following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the Award Agreement evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

               (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service except as such number may be changed pursuant to Section 1.5(d) above. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

          (b) The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

               (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          2.5. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          2.6. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          2.7. Limited Transferability of Options. During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death, except that an option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by Optionee and/or one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          2.8. Change in Control. (a) Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent:

               (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control,


               (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares, or

               (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          (b) All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent:

               (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or

               (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          (c) Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

          (d) Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to

               (i) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same, and

               (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan.

          (e) The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

          (f) The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of

                    (i) the expiration of the option term or

               (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.



                                  ARTICLE III

                                 MISCELLANEOUS

          3.1. No Impairment of Authority. Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          3.2. Financing. The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

          3.3. Tax Withholding. (a) The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          (b) The Plan Administrator may, in its discretion, provide any or all Optionees with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

     STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     STOCK DELIVERY: The election to deliver to the Corporation, at the time the option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          3.4. Effective Date and Term of the Plan. (a) The Plan shall become effective upon the Plan Effective Date.

               (b) The Plan shall terminate upon the EARLIEST of

                    (i) the tenth anniversary of the Plan Effective Date, or

                    (ii) the termination of all outstanding options in connection with a Change in Control.

Upon such plan termination, all outstanding options shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants.

          3.5.  Amendment of the Plan.    The Board shall have complete and
exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification.

          3.6. Use of Proceeds. Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

          3.7. Regulatory Approvals. (a) The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

          (b) No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

          3.8. No Employment/Service Rights. Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX

     The following definitions shall be in effect under the Plan:

          1.  AWARD AGREEMENT shall have the meaning set forth in Section 2.1.

          2. BENEFICIARY shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

          3.  BOARD shall mean the Corporation's Board of Directors.

          4. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

               (i) a merger, consolidation or reorganization approved by the stockholders of the Corporation, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the Corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

               (ii) any stockholder-approved transfer or other disposition of all or substantially all of the assets of the Corporation, or

               (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the outstanding securities of the Corporation pursuant to a tender or exchange offer made directly to the stockholders of the Corporation which the Board recommends such stockholders to accept;

          5.  CODE shall mean the Internal Revenue Code of 1986, as amended.

          6. COMMON STOCK shall mean the common stock of HotJobs, adjusted as described in Section 1.5(d) herein.

          7. CORPORATION shall mean HotJobs.com, Ltd., a Delaware corporation, and its successors.

          8. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          9. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

          10. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If neither (i) or (ii) above applies, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

          11. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of.

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent..

          12. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

          13. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

          14. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          15. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

          16. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          17. PLAN shall mean the Corporation's 2000 Stock Option Plan, as set forth in this document.

          18. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option

Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under such program with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

          19. PLAN EFFECTIVE DATE shall mean the date on which the Plan is adopted by the Board.

          20. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

          21. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

          22. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          23. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, non-employee member of the board of directors, consultant, or independent advisor.

          24. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

          25. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          26. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Options may become subject in connection with the exercise of those options.